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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JANUARY 15, 1997
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                            INCO HOMES CORPORATION
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                     0-21378            33-0534734
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(STATE OR OTHER JURISDICTION      (COMMISSION         (IRS EMPLOYER
 OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)


1282 WEST ARROW HIGHWAY, UPLAND, CALIFORNIA                         91786
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (909) 981-8989
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                                   NO CHANGE
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


                                                           TOTAL PAGES:     3  .
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ITEM 5.  OTHER EVENTS

         At a special meeting of the stockholders of the Registrant held on January 15, 1997, the stockholders approved an amendment (the "Amendment") to the Registrant's Restated Certificate of Incorporation effecting a 6-for-1 reverse stock split (the "Reverse Split") of the Registrant's issued and outstanding Common Stock. The Amendment was filed with the Delaware Secretary of State the same day, and the Reverse Split became effective at 12:01 a.m. Eastern Standard Time, on January 16, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              3(i)  Articles of Incorporation, as amended

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INCO HOMES CORPORATION


Date:  January 27, 1997             By: /s/ IRA C. NORRIS
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                                       Ira C. Norris
                                       President and Chief Executive Officer

Date:  January 27, 1997             By: /s/ NORMAN B. GOLD
                                       --------------------------------------
                                       Norman B. Gold
                                       Vice President and
                                       Chief Financial Officer

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